UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Neuberger Berman High Yield Strategies Fund Inc. Neuberger Berman Energy Infrastructure and Income Fund Inc. Neuberger Berman Real Estate Securities Income Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Neuberger Berman Energy Infrastructure and Income Fund Inc.
Neuberger Berman High Yield Strategies Fund Inc.
Neuberger Berman Real Estate Securities Income Fund Inc.

___________________________________

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
To Be Held on October 10, 2024

___________________________________

September 20, 2024

Dear Stockholder:

NOTICE IS HEREBY GIVEN that a Joint Annual Meeting of Stockholders (the “Meeting”) of each of Neuberger Berman High Yield Strategies Fund Inc. (NYSE American: NHS), Neuberger Berman Energy Infrastructure and Income Fund Inc. (NYSE American: NML) and Neuberger Berman Real Estate Securities Income Fund Inc. (NYSE American: NRO) (each, a “Fund” and, collectively, the “Funds”) will be held on October 10, 2024, at 2:00 p.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104.

At the Meeting, common stockholders and preferred stockholders, if any, of each Fund will be asked to consider and act upon the following:

(1)	With respect to each Fund, the election of three Class I Directors as outlined below:
A.	Two Class I Directors, which include Marc Gary and Martha C. Goss, to be elected by the holders of common stock and the holders of preferred stock, if any, voting together as a single class, such Directors to serve until the annual meeting of stockholders in 2027, or until their successors are elected and qualified; and
B.	One Class I Director, Michael M. Knetter, to be elected by the holders of preferred stock of Neuberger Berman High Yield Strategies Fund Inc., voting as a single class, and by the holders of common stock of Neuberger Berman Energy Infrastructure and Income Fund Inc. and Neuberger Berman Real Estate Securities Income Fund Inc., voting as a single class, such Director to serve until the annual meeting of stockholders in 2027, or until his successor is elected and qualified; and
(2)	To consider and act upon any other business that may properly come before the Meeting or before any adjournments or postponements thereof.

You are entitled to vote at the Meeting and at any adjournments or postponements thereof if you owned shares of a Fund at the close of business on August 23, 2024 (“Record Date”). Stockholders of each Fund are not required to attend the Meeting to vote. Whether or not stockholders plan to attend the Meeting, each Fund urges its stockholders to authorize a proxy to vote their shares in advance of the Meeting by one of the methods described in the Proxy Materials. If you attend the Meeting, you may vote your shares in person. Whether or not you expect to attend the Meeting, please review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s) to vote. If you have any questions about the proposal or the voting instructions, please call 877-461-1899. The appointed proxies will vote in their discretion on any other business, including any vote on adjournments, as may properly come before the Meeting or any adjournments or postponements thereof. Any proposal submitted to a vote at the Meeting by anyone other than the officers or directors of the Funds may be voted on only in person or by written proxy.

Each Fund will admit to the Meeting: (1) all stockholders of record of the Fund as of the Record Date; (2) persons holding proof of beneficial ownership thereof at the Record Date, such as a letter or account statement from a broker; (3) persons who have been granted valid proxies; and (4) such other persons that the Fund, in its sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, please call 877-461-1899.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted. If no instructions are specified on a proxy card, shares will be voted “FOR” the election of each nominee for Director and “FOR,” “ABSTAIN,” or “AGAINST” any other matters, including any vote on adjournments, acted upon at the Meeting in the discretion of the persons named as proxies. If you own stock of more than one Fund, you must submit separate proxy card(s) for each Fund in which you own shares.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on October 10, 2024: This Notice and the Proxy Statement are available on the Internet at https://vote.proxyonline.com.

By order of each Board,

Claudia A. Brandon
Secretary of the Funds

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this document are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. © 2024 Neuberger Berman Investment Advisers LLC. All rights reserved.

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Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears on the proxy card.

2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Trust Accounts
(1) ABC Trust	Jane B. Doe, Director
(2) Jane B. Doe, Director u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES OF STOCK YOU OWN.
PLEASE VOTE PROMPTLY.

You may receive more than one proxy card depending on how you hold shares of a Fund. Please fill out and return each proxy card.

Stockholders are invited to attend the Meeting in person. Whether you expect to attend the Meeting or not, you are urged to review the enclosed materials and vote using the instructions that appear on the enclosed proxy card(s), which includes instructions for voting by telephone and by Internet.

To avoid the additional expense to the Funds of further solicitation, we ask for your cooperation in voting your proxy promptly, no matter how large or small your holdings may be. All votes are important.

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Neuberger Berman Energy Infrastructure and Income Fund Inc.
Neuberger Berman High Yield Strategies Fund Inc.
Neuberger Berman Real Estate Securities Income Fund Inc.

1290 Avenue of the Americas
New York, New York 10104
877-461-1899

PROXY STATEMENT

For the Joint Annual Meeting of Stockholders
to be held on October 10, 2024

INTRODUCTION

This Proxy Statement is furnished to the stockholders of each of Neuberger Berman High Yield Strategies Fund Inc. (NYSE American: NHS) (“High Yield Strategies Fund”), Neuberger Berman Energy Infrastructure and Income Fund Inc. (NYSE American: NML) (“Energy Infrastructure Fund”) and Neuberger Berman Real Estate Securities Income Fund Inc. (NYSE American: NRO) (“Real Estate Securities Income Fund”) (each, a “Fund” and, collectively, the “Funds”) by the Board of Directors of each respective Fund (each, a “Board” and, collectively, the “Boards”) in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders (the “Meeting”), or at any adjournments or postponements thereof, to be held jointly on October 10, 2024, at 2:00 p.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104. It is expected that the Notice of Joint Annual Meeting, this Proxy Statement and form of proxy will be mailed to stockholders on or about September 20, 2024.

At the Meeting, common stockholders and preferred stockholders, if any, of each Fund will be asked to consider and act upon the following:

(1)	With respect to each Fund, the election of three Class I Directors as outlined below:
A.	Two Class I Directors, Marc Gary and Martha C. Goss, to be elected by the holders of common stock and the holders of preferred stock, if any, voting together as a single class, such Directors to serve until the annual meeting of stockholders in 2027, or until their successors are elected and qualified; and
B.	One Class I Director, Michael M. Knetter, to be elected by the holders of preferred stock of High Yield Strategies Fund, voting as a single class, and by the holders of common stock of Energy Infrastructure Fund and Real Estate Securities Income Fund, voting as a single class, such Director to serve until the annual meeting of stockholders in 2027, or until his successor is elected and qualified; and
(2)	To consider and act upon any other business that may properly come before the Meeting or before any adjournments or postponements thereof.

If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. If you intend to attend the Meeting and vote at the Meeting, however, you must first obtain a legal proxy from your intermediary reflecting your authority to vote your shares.

Stockholders of each Fund may obtain a free copy of the annual report for the fiscal year ended October 31, 2023 (fiscal year ended November 30, 2023 with respect to Energy Infrastructure Fund), which includes audited financial statements for the Fund, and the semi-annual report for the period ended April 30, 2024 (May 31, 2024 with respect to Energy Infrastructure Fund), by writing to Neuberger Berman Investment Advisers LLC at 1290 Avenue of the Americas, New York, New York 10104, Attn: Shareholder Services, by calling toll free 877-461-1899 or accessing the Internet at www.nb.com.

Stockholders may send communications that they would like to direct to a Board of Directors or to an individual Director of a Fund to the attention of the Chief Compliance Officer (“CCO”) of the Funds, or to Claudia A. Brandon, Secretary of the Funds, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104. Each Board has directed the CCO and Ms. Brandon to send such communications to the chairpersons of the applicable Fund’s Ethics and Compliance Committee and Closed-End Funds Committee. Nominee recommendations and stockholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Funds, Neuberger Berman Funds, 1290 Avenue of the Americas,

New York, New York 10104 as described in this Proxy Statement under “Proposal: Election of Directors—Information Regarding Each Fund’s Process for Nominating Director Candidates” and “General Information—Stockholder Proposals.”

PROPOSAL: ELECTION OF DIRECTORS

Each Board is divided into three classes (Class I, Class II and Class III). The terms of office of Class I, Class II and Class III Directors will expire at the Annual Meeting of Stockholders held in 2024, 2025, and 2026, respectively, and at each third Annual Meeting of Stockholders thereafter. Each Director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The classification of each Fund’s Directors helps to promote the continuity and stability of each Fund’s operations and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund.

Preferred stockholders are entitled, as a class, to the exclusion of the holders of all other classes of stock of a Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Board). Those Directors are Class I and Class II Directors and are up for election in 2024 and 2025, respectively. One of these Directors, Michael M. Knetter, is a nominee to be considered at the Meeting. Energy Infrastructure Fund and Real Estate Securities Income Fund have no preferred stock outstanding and, therefore, no preferred stockholders. As a result, Energy Infrastructure Fund’s and Real Estate Securities Income Fund’s common stockholders will be asked to consider the election of Michael M. Knetter.

The term of each current Class I Director expires at the Meeting, but each expressed his or her willingness to serve another full term as Director of the Funds if nominated by the respective Boards. Each Fund has implemented a retirement policy, which generally calls for Directors of a Fund to retire by the end of the year in which they reach the age of 77.

Each Fund’s Governance and Nominating Committee carefully reviewed the qualifications, experience, skill set and background of each incumbent Class I Director. Based upon this review and consideration, each Committee determined that nominating the incumbent Class I Directors for election would be in the best interests of its Fund’s stockholders.

The Boards received the recommendations of the Governance and Nominating Committees. After discussion and consideration of, among other things, the backgrounds of the incumbent Class I Directors, each Board voted to nominate Marc Gary, Martha C. Goss and Michael M. Knetter for election as Class I Directors with terms expiring in 2027. Each Board considered that each incumbent Director serves on the Boards of Directors for a total of five closed-end funds and a family of open-end funds and exchange-traded funds, all part of the Neuberger Berman fund complex, and has experience protecting fund stockholders’ interests. As part of their service to the Funds and the other closed-end funds in the Neuberger Berman fund complex, the incumbent

Directors regularly evaluate issues unique to closed-end funds, including the discount of a closed-end fund’s market price relative to its net asset value per share (“NAV”), and have approved a variety of actions designed to enhance investor value and increase the Funds’ competitiveness in the secondary market, which may narrow the discount between a Fund’s market price and its NAV. Over the years, those actions have included: (i) managing the Funds’ distribution rates and making changes in distribution rates, when necessary; (ii) approving certain other discount mitigation measures, such as tender option programs where a Fund would conduct a tender offer if its market price traded at a certain discount level compared to its NAV; (iii) approval of fund mergers; (iv) actively managing Fund leverage structures in order to best position the Fund to maintain its levered exposure at a reasonable cost; and (v) making changes to Funds’ investment strategies when they believe a different strategy would enhance investor return potential without undue risk.

Each Board believes that the incumbents are well suited for service on the Board due to their knowledge and familiarity with each Fund as a result of their prior service as Directors, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers, or advisers of public companies and business organizations, including other investment companies. None of the Directors is related to any other Director.

Properly executed proxy cards will be voted as instructed by stockholders. In the absence of such instruction, however, it is the intention of the persons named on the enclosed proxy card(s) to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as a Director if elected. Each Board has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend.

The following tables set forth certain information regarding each Director of the Funds.

INFORMATION REGARDING NOMINEES FOR ELECTION

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Class I
Independent Directors/Nominees
Marc Gary (1952)	Director since 2015	Executive Vice Chancellor Emeritus, The Jewish Theological Seminary, since 2020; formerly, Executive Vice Chancellor and Chief Operating Officer, The Jewish Theological Seminary, 2012 to 2020; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	49	Director, Jewish Federation of Atlanta, since 2023; Director, Israel Policy Forum, since 2023; Director, JCC of Westchester, since 2022; Director, Jewish Democratic Counsel of America, since 2022; Chair and Director, USCJ Supporting Foundation, since 2021; Director, UJA Federation of Greater New York, since 2019; Trustee, The Jewish Theological Seminary, since 2014; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Jewish Federation of New York, 2017 to 2023; formerly, Director, Legility, Inc. (privately held for-profit company), 2012 to 2021; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Martha Clark Goss (1949)	Director since 2007 (NHS and NRO) and 2013 (NML)	Formerly, President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), 2006 to 2020; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to 1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.	49	Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; formerly, Director, Berger Group Holdings, Inc. (engineering consulting firm), 2013 to 2018; formerly, Director, Financial Women’s Association of New York (not-for-profit association), 1987 to 1996 and 2003 to 2019; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer),

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
				2005 to 2007; formerly, Director, Foster Wheeler Manufacturing, 1994 to 2004; formerly, Director, Dexter Corp. (Manufacturer of Non-Wovens, Plastics, and Medical Supplies), 1992 to 2001.
Michael M. Knetter (1960)	Director since 2007 (NHS and NRO) and 2013 (NML)	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	49	Director, 1WS Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

INFORMATION REGARDING DIRECTORS
WHOSE CURRENT TERMS CONTINUE

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Class II
Independent Directors
Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	49	Member of Advisory Board, Burke Neurological Institute, since 2021; Parish Councilor, St. Pius X, since 2021, and Treasurer, since 2020; formerly, Director, America Press, Inc. (not-for-profit Jesuit publisher), 2015 to 2021; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Ami G. Kaplan (1960)	Director since 2023	Formerly, Partner, Deloitte LLP, 1982 to 2023, including Vice Chair, 2017 to 2020; formerly, President and Board Chair, Women’s Forum of New York, 2014 to 2016.	49	None.
Deborah C. McLean (1954)	Director since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	49	Board Member, The Maritime Aquarium at Norwalk, since 2020; Board Member, Norwalk Community College Foundation, since 2014; formerly, Dean’s Advisory Council, Radcliffe Institute for Advanced Study, 2014 to 2023; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
George W. Morriss (1947)	Director since 2007 (NHS and NRO) and 2013 (NML)	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	49	Director and Audit Chair, 1WS Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Class III
Independent Directors
Franklyn E. Smith (1961)	Director since 2023	Formerly, Partner, PricewaterhouseCoopers LLP, 1989 to 2021.	49	Director, Zurich American Insurance Company, Zurich American Life Insurance Company and Zurich American Life Insurance Company of New York, since 2023.
Tom D. Seip (1950)	Director since 2003 (NRO), 2006 (NHS) and 2013 (NML); Chair of the Board since 2008; Lead Independent Director from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; formerly, Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; formerly, Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	49	Trustee, University of Maryland, Shore Regional Health System, since 2020; formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Director who is an “Interested Person”
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018; Director since 2009 (NHS and NRO) and 2013 (NML)	President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA, since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.	49	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)	Each Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The terms of office of Class I, Class II and Class III Directors shall expire at the Annual Meeting of Stockholders held in 2024, 2025 and 2026, respectively, and at each third Annual Meeting of Stockholders thereafter. Unless otherwise noted, each date for length of time served applies to all Funds.
(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
*	Indicates a Director who is an “interested person” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Amato is an interested person of each Fund by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Additional Information About Directors

In nominating each candidate to serve, each Board was generally aware of each Director’s skills, experience, judgment, integrity, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Director who is not an “interested person” within the meaning of the 1940 Act (“Independent Director”), his or her demonstrated willingness to take an independent and questioning stance toward management. For candidates to serve as Independent Directors, independence from the Fund’s investment manager, its affiliates and other principal service providers is critical. Each Director also has considerable familiarity with each Fund, its investment manager and administrator, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors, and in the case of each Director who has served on the Boards over multiple years, as a result of his or her substantial prior service as a Director of the Funds. No particular qualification, experience or background establishes the basis for any Fund Director’s position on a Board and a Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Director, the following provides further information about the qualifications and experience of each Director.

Independent Directors

Michael J. Cosgrove: Mr. Cosgrove is President of an asset management consulting firm. He has experience as President, Chief Executive Officer, and Chief Financial Officer of the asset management division of a major multinational corporation. He also has experience as a President of institutional sales and marketing for the asset management division of the same corporation, where he was responsible for all distribution, marketing, and development of mutual fund products. He also has served as a member of the boards of various not-for-profit organizations. He has served as a Fund Director for multiple years.

Marc Gary: Mr. Gary has legal and investment management experience as executive vice president and general counsel of a major asset management firm. He also has experience as executive vice president and general counsel at a large corporation, and as national litigation practice chair at a large law firm. He has served as a member of the boards of various profit and not-for-profit organizations. He formerly served as the executive vice chancellor and COO of a religious seminary where he oversaw the seminary’s institutional budget. He has served as a Fund Director for multiple years.

Martha Clark Goss: Ms. Goss has experience as chief operating and financial officer of an insurance holding company. She has experience as an investment professional, head of an investment unit and treasurer for a major insurance company, experience as the Chief Financial Officer of two consulting firms, and experience as a lending officer and credit analyst at a major bank. She has experience managing a personal investment vehicle. She has served as a member of the boards of various profit and not-for-profit organizations, including five NYSE listed companies, and a university. She has served as a Fund Director for multiple years.

Ami G. Kaplan: Ms. Kaplan has experience in the financial services industry. She was a partner at a large professional service firm, where she worked with global financial services clients on various matters. In her 40 years at that firm, she served in many different roles, including as Vice Chair of the firm and Deputy New York Regional Managing Partner. She is member of the New York and New Jersey State Societies of CPA and has held a variety of roles with not-for-profit company boards. She has served as a Fund Director since 2023.

Michael M. Knetter: Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation. He also has responsibility for overseeing management of the university’s endowment. He has academic experience as a professor of international economics. He has served as a member of the boards of various public companies and another mutual fund. He has served as a Fund Director for multiple years.

Deborah C. McLean: Ms. McLean has experience in the financial services industry. She is currently involved with a high-net-worth private wealth management membership practice and an angel investing group, where she is active in investment screening and deal leadership and execution. For many years she has been engaged in numerous roles with a variety of not-for-profit and private company boards and has taught corporate finance at the graduate and undergraduate levels. She commenced her professional training at a major financial services corporation, where she was employed for multiple years. She has served as a Fund Director for multiple years.

George W. Morriss: Mr. Morriss has experience in senior management and as chief financial officer of a financial services company. He has investment management experience as a portfolio manager managing personal and institutional funds. He has served as a member of a committee of representatives from companies listed on NASDAQ. He has served on the board of another mutual fund complex. He has served as a member of the board of funds of hedge funds. He has an advanced degree in finance. He has served as a Fund Director for multiple years.

Tom D. Seip: Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage. He has experience as director of an asset management company. He has experience in management of a private investment partnership. He has served as a Fund Director for multiple years and as Independent Chair and/or Lead Independent Director of the Boards.

Franklyn E. Smith: Mr. Smith has experience in the financial services industry. He was a partner at a large professional service firm, where he was the Market Team leader and Primary Reporting Partner in the New York office’s Asset & Wealth Management Practice. He spent 32 years at that firm servicing financial services clients, with a focus on mutual fund clients for the last 25 years. He is a CPA with a license in New York and holds an advanced degree in public accounting. He serves on the boards of a major insurance company and a not-for-profit organization. He has served as a Fund Director since 2023.

Fund Director who is an “Interested Person”

Joseph V. Amato: Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm. Effective July 1, 2018, Mr. Amato began serving as Chief Executive Officer and President of the funds in the Neuberger Berman fund complex. He also serves as Neuberger Berman’s Chief Investment Officer for equity investments. He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a major university business school. He has served as a Fund Director for multiple years.

Board of Directors and Committee Meetings

Each Fund’s Board met four times during its fiscal year ended October 31, 2023 (November 30, 2023, with respect to Energy Infrastructure Fund). During each Fund’s 2023 fiscal year, each Director attended at least 75% of (i) the total number of meetings of each Board (held during the period for which he or she has been a Director) and (ii) the total number of meetings held by all committees of each Board on which he or she served (held during the period for which he or she has been a Director).

The Boards are responsible for managing the business and affairs of the Funds. Among other things, each Board generally oversees the portfolio management of its

Fund and reviews and approves its Fund’s investment management agreement and other principal contracts.

Each Board has appointed an Independent Director to serve in the role of Chair of the Board. The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications. The Chair may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the respective Fund’s Articles of Incorporation or Bylaws, the designation as Chair does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

As described below, each Board has an established committee structure through which the Boards consider and address important matters involving the Funds, including those identified as presenting conflicts or potential conflicts of interest for management. The Independent Directors also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation. Each Board periodically evaluates its structure and composition as well as various aspects of its operations. Each Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Directors, the range of experience represented on the Board and the Board’s responsibilities.

The Boards do not have a standing compensation committee although the Governance and Nominating Committees do consider and make recommendations relating to Independent Director compensation to the Boards.

Audit Committee. Each Fund’s Audit Committee’s purposes are: (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve, prior to appointment by the Board, the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors;

(e) to act as a liaison between the Fund’s independent auditors and the full Board; (f) to prepare an audit committee report as required by Item 407(d) of Regulation S-K to be included in proxy statements relating to the election of directors; (g) to oversee the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to management (including management’s internal Valuation Committee) about the issuer, current market conditions and other material factors (“Pricing Policy”); (h) to consider and evaluate, and to recommend to the Board when the Audit Committee deems it appropriate, amendments to the Pricing Policy proposed by management, counsel, the auditors, the Committee itself or others; and (i) to oversee fair value determinations performed by the manager as the Fund’s valuation designee and, in connection therewith, to receive and review the reports and notifications required to be provided by the valuation designee pursuant to Rule 2a-5 under the 1940 Act and to request such information from the valuation designee as the Committee deems necessary to oversee the performance of fair value determinations by the valuation designee. The independent auditors for each Fund shall report directly to the Audit Committee. Each Fund has adopted a written charter for its Audit Committee. A copy of the Audit Committee Charter for each Fund is available in the “Fund Governance” section of NBIA’s website at www.nb.com. The Audit Committee of each Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund’s independent registered public accounting firm to each member of the Committee between meetings of the Committee.

Each Fund’s Audit Committee is composed entirely of Independent Directors who are also considered independent under the listing standards applicable to each Fund. For each Fund, its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), and Deborah C. McLean. All members are Independent Directors. Each Board has determined that Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean are qualified to serve as Audit Committee financial experts. The Reports of the Audit Committees relating to the audit of each Fund’s financial statements for the fiscal year ended October 31, 2023 (fiscal year ended November 30, 2023 with respect to Energy Infrastructure Fund) are attached hereto as Exhibit A. During each Fund’s 2023 fiscal year, its Audit Committee met 7 times.

Closed-End Funds Committee. Each Fund’s Closed-End Funds Committee is responsible for consideration and evaluation of issues specific to such Fund. For each Fund, its members are Ami G. Kaplan, George W. Morriss (Chair) and Franklyn E. Smith (Vice Chair). All members are Independent Directors. Energy Infrastructure Fund’s Closed-End Funds Committee and Real Estate Securities Income Fund’s Closed-End Funds Committee each met 8 times during each Fund’s 2023 fiscal year. High Yield Strategies Fund’s Closed-End Funds Committee met 10 times during the Fund’s 2023 fiscal year.

Contract Review Committee. Each Fund’s Contract Review Committee is responsible for reviewing and making recommendations to the Board regarding whether to approve or renew the Fund’s principal contractual arrangements and such other agreements or plans involving a Fund as the Board determines from time to time. The Contract Review Committee oversees and guides the process by which the Independent Directors consider whether to approve or renew such contracts. For each Fund, its members are Michael J. Cosgrove, Marc Gary, Deborah C. McLean (Chair), George W. Morriss (Vice Chair), and Franklyn E. Smith. All members are Independent Directors. During each Fund’s 2023 fiscal year, its Contract Review Committee met 6 times.

Ethics and Compliance Committee. Each Fund’s Ethics and Compliance Committee generally: (a) coordinates the Board’s oversight of the Fund’s CCO in connection with the implementation of the Fund’s program for compliance with Rule 38a-1 under the 1940 Act and the Fund’s implementation and enforcement of its compliance policies and procedures; (b) oversees the compliance with the Fund’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and directors; (c) considers and evaluates management’s framework for identifying, prioritizing, and managing compliance risks; (d) oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) considers and evaluates management’s reports regarding: internal audit reviews involving compliance matters; payments made to third-party intermediaries; and proxy voting policies, guidelines and procedures. Each Committee shall not assume oversight duties to the extent that such duties have been assigned by its Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee) or to the Board as a whole. Each Committee’s primary function is oversight. Each investment adviser, principal underwriter, administrator, custodian and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations and their contracts with the Fund. The CCO is responsible for administering each Fund’s compliance program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. For each Fund, its Ethics and Compliance Committee members are Marc Gary (Chair), Ami G. Kaplan (Vice Chair), Michael M. Knetter and Tom D. Seip. All members are Independent Directors. Each Board will receive at least annually a report on the compliance programs of its Fund and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Fund and NBIA. During each Fund’s 2023 fiscal year, its Ethics and Compliance Committee met 4 times.

Executive Committee. Each Fund’s Executive Committee is responsible for acting in an emergency when a quorum of its Board is not available; the Committee has all the powers of the Board when the Board is not in session to the extent permitted by Maryland law. For each Fund, its members are Joseph V. Amato (Vice Chair), Michael

J. Cosgrove, Marc Gary, Martha C. Goss, Michael M. Knetter, Deborah C. McLean, George W. Morriss, and Tom D. Seip (Chair). All members except for Mr. Amato are Independent Directors. During each Fund’s 2023 fiscal year, each Fund’s Executive Committee met 1 time.

Governance and Nominating Committee. Each Fund’s Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of its Board and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Directors including as Independent Directors, as members of committees, as Chair of the Board and as Fund officers; (c) recommending for Board approval any proposed changes to Committee membership and recommending for Board and Committee approval any proposed changes to the Chair and Vice Chair appointments of any Committee following consultation with members of each such Committee; and (d) considering and making recommendations relating to the compensation of Independent Directors. The selection and nomination of candidates to serve as independent directors is committed to the discretion of the current Independent Directors. For each Fund, its members are Martha C. Goss (Chair), Michael M. Knetter, and Tom D. Seip. All members are Independent Directors. The selection and nomination of candidates to serve as independent directors is committed to the discretion of the current Independent Directors. As previously described, each Committee met to discuss matters related to the nomination of Class I Directors with respect to its Fund. High Yield Strategies Fund’s Governance and Nominating Committee and Real Estate Securities Income Fund’s Governance and Nominating Committee each met 2 times during each Fund’s 2023 fiscal year. Energy Infrastructure Fund’s Governance and Nominating Committee met 3 times during the Fund’s 2023 fiscal year.

Investment Performance Committee. Each Fund’s Investment Performance Committee is responsible for overseeing and guiding the process by which its Board reviews Fund performance and interfacing with management personnel responsible for investment risk management. Each Fund Director is a member of the Committee. Michael M. Knetter and Deborah C. McLean are the Chair and the Vice Chair, respectively, of the Committee. All members except for Mr. Amato are Independent Directors. During each Fund’s 2023 fiscal year, each Fund’s Investment Performance Committee met 4 times.

Risk Management Oversight

As an integral part of its responsibility for oversight of the Funds in the interests of stockholders, the Boards oversee risk management of each Fund’s portfolio management, administration and operations. The Boards view risk management as an important responsibility of management.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, liquidity risk, reputational risk, risk of operational failure or lack of business continuity, cybersecurity risk, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Funds. Under the overall supervision of the Boards, the Funds, the Funds’ investment manager, and the affiliates of the investment manager, or other service providers to the Funds, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks.

Each Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure. The various committees, as appropriate, and/or at times the Boards, meet periodically with the Chief Risk Officer, head of operational risk, the Chief Information Security Officer, the CCO, the Treasurer, the Chief Investment Officers for equity, alternative and fixed income, the head of Internal Audit, and the Funds’ independent auditor. The committees, or the Boards, as appropriate, review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas and events and circumstances that have arisen and responses thereto.

The Boards recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties. As a result of the foregoing and other factors, the Boards’ risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Information Regarding Each Fund’s Process for Nominating Director Candidates

Governance and Nominating Committee Charter. A copy of the Governance and Nominating Committee Charter for each Fund is available in the “Fund Governance” section of NBIA’s website at www.nb.com.

Stockholder Communications. Each Fund’s Governance and Nominating Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 1290 Avenue of the Americas, New York,

New York 10104. To be considered for a specific Fund at a specific meeting of stockholders, please identify such request and comply with the timing and information requirements described under “Stockholder Proposals.”

Nominee Qualifications. The Governance and Nominating Committee of each Fund will consider nominees recommended by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. While there is no formal list of qualifications, the Governance and Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity and substantive knowledge in areas important to a Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets or investment advice. For candidates to serve as Independent Directors, independence from each Fund’s investment manager, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. Each Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which each Fund operates. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and a Committee’s (or a Board’s) perceptions about future issues and needs. In considering nominees, each Committee also considers the diversity of its Board with respect to professional experience, education, skill and viewpoint.

Identifying Nominees. Each Governance and Nominating Committee considers prospective candidates from any reasonable source. Each Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of a Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If a Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Directors for input.

Any request by management to meet with the prospective candidate would be given appropriate consideration. Each Governance and Nominating Committee may, but is not required to, retain third party consultants, at its Fund’s expense, to assist with the identification and/or evaluation of potential candidates for Independent Directors.

Director Attendance at Annual Meetings

The Funds do not have a policy on Director attendance at the Annual Meeting of Stockholders. None of the Funds’ Board members attended the Funds’ 2023 Annual Meeting of Stockholders.

Ownership of Securities

Set forth below is the dollar range of equity securities owned by each Director as of August 23, 2024:

Aggregate Dollar Range of Equity Securities Owned in all Registered Investment Companies Overseen
by Director in
Name of	Dollar Range of Equity Securities			Neuberger Berman
Director/	Owned in:			Family of Investment
Nominee	NRO	NHS	NML	Companies(1)
Independent Directors
Michael J. Cosgrove	None	None	None	Over $100,000
Marc Gary	None	None	None	Over $100,000
Martha C. Goss	None	None	None	Over $100,000
Ami G. Kaplan	None	None	None	None
Michael M. Knetter	None	None	None	Over $100,000
Deborah C. McLean	None	None	None	Over $100,000
George W. Morriss(2)	None	Over $100,000	$10,001-$50,000	Over $100,000
Tom D. Seip	None	None	None	Over $100,000
Franklyn E. Smith	None	None	None	Over $100,000
Director who is an “Interested Person”
Joseph V. Amato	None	None	None	Over $100,000
(1)	Valuation as of August 23, 2024.
(2)	Mr. Morriss owns 16,014 shares of common stock of NHS and 4,817 shares of common stock of NML, constituting less than 1% of each Fund’s outstanding shares of common stock.

Independent Directors’ Ownership of Securities

As of August 23, 2024, no Independent Director (or his/her immediate family members) owned securities of NBIA or securities in an entity controlling, controlled by or under common control with NBIA (not including registered investment companies).

Officers of each Fund

The following table sets forth certain information regarding the officers of each Fund. Except as otherwise noted, each individual has held the positions shown in the table below for each Fund and for at least the last five years. Officers of each Fund are appointed by the Directors and serve at the pleasure of the Board.

Name, Address and (Year of Birth)(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 (NRO and NHS) and 2013 (NML) and Secretary since 2003 (NRO), 2006 (NHS) and 2013 (NML)	Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President, Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.
Agnes Diaz (1971)	Vice President since 2013	Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.
Anthony DiBernardo (1979)	Assistant Treasurer since 2011 (NHS and NRO) and 2013 (NML)	Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, Address and (Year of Birth)(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)
Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018	Senior Vice President, Chief Compliance Officer, Mutual Funds, and Associate General Counsel, NBIA, since November 2018; formerly, Vice President, T. Rowe Price Group, Inc., 2018; formerly, Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; formerly, Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC, 2009 to 2014; formerly, Secretary, PNC Funds and PNC Advantage Funds, 2010 to 2014; Chief Compliance Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.
Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	General Counsel, Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel, 2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009 to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.
Sheila R. James (1965)	Assistant Secretary since 2003 (NRO), 2006 (NHS) and 2013 (NML)	Senior Vice President, Neuberger Berman, since 2023 and Employee since 1999; Senior Vice President, NBIA, since 2023; formerly, Vice President, Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, Address and (Year of Birth)(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008 (NHS and NRO) and 2013 (NML)	Managing Director, Neuberger Berman, since 2013; Chief Operating Officer, Mutual Funds, and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.
Anthony Maltese (1959)	Vice President since 2015	Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.
Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008 (NHS and NRO) and 2013 (NML)	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.
John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005 (NRO), 2006 (NHS) and 2013 (NML)	Managing Director, Neuberger Berman, since 2022; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Senior Vice President, Neuberger Berman, 2007 to 2021; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, Address and (Year of Birth)(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)
Frank Rosato (1971)	Assistant Treasurer since 2005 (NRO), 2006 (NHS) and 2013 (NML)	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.
(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)	Pursuant to the Bylaws of each Fund each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.
(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Compensation of Directors

The following table sets forth information concerning the compensation of the Funds’ Directors. The Funds do not have any pension or retirement plan for their Directors. For the fiscal year ended October 31, 2023 (fiscal year ended November 30, 2023 with respect to Energy Infrastructure Fund), the Directors received the amounts set forth in the following table from each Fund. For the calendar year ended December 31, 2023, the Directors received the compensation set forth in the following table for serving as trustee/director of the funds in the Neuberger Berman fund family. Each officer and Director who is a director, officer or employee of NBIA or any entity controlling, controlled by or under common control with NBIA serves as a Director and/or officer without any compensation from the Funds.

TABLE OF COMPENSATION

Name and Position	Aggregate Compensation from each Fund other than Energy Infrastructure Fund for the Fiscal Year Ended October 31, 2023	Aggregate Compensation from Energy Infrastructure Fund for the Fiscal Year Ended November 30, 2023	Total Compensation from Registered Investment Companies in the Neuberger Berman Fund Complex Paid to Directors for Calendar Year Ended December 31, 2023
Independent Directors
Michael J. Cosgrove Director	$10,712	$5,356	$265,000
Marc Gary Director	$10,356	$5,178	$255,000

Name and Position	Aggregate Compensation from each Fund other than Energy Infrastructure Fund for the Fiscal Year Ended October 31, 2023	Aggregate Compensation from Energy Infrastructure Fund for the Fiscal Year Ended November 30, 2023	Total Compensation from Registered Investment Companies in the Neuberger Berman Fund Complex Paid to Directors for Calendar Year Ended December 31, 2023
Martha C. Goss Director	$10,356	$5,178	$255,000
Ami G. Kaplan* Director	$3,102	$1,551	$135,989
Michael M. Knetter Director	$10,356	$5,178	$255,000
Deborah C. McLean Director	$10,762	$5,381	$265,000
George W. Morriss Director	$10,712	$5,356	$265,000
Tom D. Seip Chair of the Board and Director	$12,590	$6,295	$310,000
Franklyn E. Smith* Director	$3,102	$1,551	$135,989
James G. Stavridis** Director	$9,747	$4,873	$240,000
Director who is an “Interested Person”
Joseph V. Amato Chief Executive Officer, President and Director	$0	$0	$0
*	Ami G. Kaplan and Franklyn E. Smith became Fund Directors on June 30, 2023.
**	James G. Stavridis retired from his position as Fund Director effective June 30, 2024.

Effective January 1, 2024, for serving as a trustee/director of the funds in the Neuberger Berman fund family, each Independent Director and each Director who is an “interested person” but who is not an employee of NBIA or its affiliates receives an annual retainer of $200,000, paid quarterly, and a fee of $17,500 for each of the regularly scheduled meetings he or she attends in-person or by telephone. From January 1, 2022 to December 31, 2023, for serving as a trustee/director of the funds in the Neuberger Berman fund family, each Independent Director and each Director who is an “interested person” but who is not an employee of NBIA or its affiliates received an annual retainer of $180,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attended in-person or by telephone. For any additional special in-person or telephonic meeting of a Board, its Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of the Audit Committees, the Chair of the Contract Review Committees and the Chair of the Closed-End Funds Committees each receives $25,000 per year, and each Chair of the other Committees receives $20,000 per year, with the exception of the Chair of the Executive Committees who receives no additional compensation for this role. From January 1, 2022 to December 31, 2023, the Chair of the Audit Committees and the Chair of the Closed-End Funds Committees each received $20,000 per year, the Chair of the Contract Review Committees received $25,000 per year and each Chair of the other Committees received $15,000 per year. No additional compensation is provided for service on a Board committee. The Chair of the Boards who is also an Independent Director receives an additional $90,000 per year. From January 1, 2022 to December 31, 2023, the Chair of the Boards received an additional $70,000 per year.

The Neuberger Berman funds reimburse Independent Directors for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Director compensation is allocated to each fund in the Neuberger Berman fund family based on a method the Boards find reasonable.

Vote Required

With respect to each Fund, Marc Gary and Martha C. Goss must be elected by vote of the holders of a majority of the Fund’s outstanding shares of common stock and preferred stock, if any, entitled to vote thereon, voting together.

With respect to High Yield Strategies Fund, Michael M. Knetter must be elected by vote of the holders of a majority of the Fund’s preferred stock, voting separately from holders of common stock. With respect to Energy Infrastructure Fund and Real Estate Securities Income Fund, Michael M. Knetter must be elected by a vote of the holders of a majority of the Fund’s outstanding shares of common stock.

If no director nominee receives the required vote, each incumbent Class I Director will carry over and hold office until he or she receives the required vote or until his or her successor is duly elected and qualified.

THE DIRECTORS OF EACH FUND
RECOMMEND THAT YOU VOTE “FOR” EACH NOMINEE.

VOTING INFORMATION

Voting Rights

The close of business on August 23, 2024, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (“Record Date”). On that date, each Fund had the following number of shares of common stock and preferred stock outstanding and entitled to vote:

Fund	Shares of Common Stock Outstanding	Shares of Preferred Stock Outstanding
High Yield Strategies Fund	27,676,732.961	400
Energy Infrastructure Fund	56,658,927.602	0
Real Estate Securities Income Fund	47,473,369.129	0

Holders of each Fund’s outstanding shares of common and preferred stock, if any, will vote together as a single class to elect two Class I Directors. As described herein under the section entitled “Proposal: Election of Directors,” holders of the shares of preferred stock of High Yield Strategies Fund will vote separately from holders of the shares of common stock to elect one additional Class I Director. Holders of the shares of common stock of Energy Infrastructure Fund and Real Estate Securities Income Fund will vote to elect one additional Class I Director because the Funds do not have preferred stock outstanding.

As to any other business that may properly come before the Meeting, holders of each Fund’s shares of common stock and preferred stock may vote together as a single class or separately, depending on the requirements of the 1940 Act, the Maryland General Corporation Law (“MGCL”) and a Fund’s charter with respect to said item of business. Each full share of a Fund’s common stock or preferred stock is entitled to one vote and each fractional share of a Fund’s common stock or preferred stock is entitled to a proportionate share of one vote.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If no instructions are specified on a proxy card, shares will be voted “FOR” the election of each nominee for Director and “FOR,” “ABSTAIN,” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies. Any stockholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares or by submitting a letter of revocation or a later-dated proxy card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy card must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

The Funds expect that broker-dealer firms holding shares of the Funds’ stock in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the election of Directors. The Funds understand that, under the rules of the NYSE and NYSE American, such broker-dealers may grant authority to the proxies designated by the Funds to vote on the election of Directors for the Funds if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their names for which no instructions are received, including by voting such shares in the same proportion as they have voted shares for which they have received instructions.

In tallying stockholder votes, proxies that reflect abstentions or “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and effectively will be a vote against the election of Directors.

For situations in which advisers have proxy voting discretion, they will vote the proposals in accordance with their proxy voting policies. This may mean that they will follow a third-party proxy voting provider’s recommendations but have the ability to vote contrary to the recommendation in certain circumstances.

Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of NBIA, affiliates of NBIA or other representatives of the Funds. Proxy solicitations may also be made by EQ Fund Solutions, LLC (“EQ”).

Quorum; Adjournment

A quorum with respect to a Fund is constituted by one-third of the Fund’s shares outstanding and entitled to vote at the Meeting, present in person or by proxy. If a quorum is not present at a Fund’s Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Subject to the rules established by the Chair of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting. In the former case, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any proposal and those proxies they are required to “WITHHOLD” on some or all nominees in their discretion. If a quorum is present at the Meeting, the Chair of the Meeting may adjourn the Meeting if sufficient votes to approve a proposal are not received or for any other purpose. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Each Board also may postpone the Meeting of stockholders prior to the Meeting with notice to the stockholders entitled to vote at or to receive notice of the Meeting.

Vote Required

With respect to each Fund, Marc Gary and Martha C. Goss must be elected by vote of the holders of a majority of the Fund’s outstanding common stock and preferred stock, if any, entitled to vote thereon, voting together.

With respect to High Yield Strategies Fund, Michael M. Knetter must be elected by vote of the holders of a majority of the Fund’s outstanding preferred stock, voting separately from holders of common stock. With respect to Energy Infrastructure Fund and Real Estate Securities Income Fund, Michael M. Knetter must be elected by vote of the holders of a majority of the Fund’s outstanding common stock.

With respect to other items of business (and the Funds are not currently aware of any other items to be brought before the Meeting), the necessary affirmative vote will depend on the requirements of the 1940 Act, the MGCL and the applicable Fund’s charter with respect to said item of business.

To assure the presence of a quorum at the Meeting, please promptly vote by telephone or through the Internet by following the instructions on the enclosed proxy card. Alternatively, you may execute and return the enclosed proxy card. A self-addressed, postage-paid envelope is enclosed for your convenience.

INFORMATION ON THE FUNDS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“Ernst & Young”) audited each Fund’s financial statements for the fiscal year ended October 31, 2023 (fiscal year ended November 30, 2023 for Energy Infrastructure Fund). Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for each Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of each Fund’s filings with the Securities and Exchange Commission (“SEC”). In the opinion of each Audit Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the respective Fund’s independent registered public accounting firm. Each Board has selected Ernst & Young as the independent registered public accounting firm for the respective Fund for the fiscal year ending October 31, 2024 (fiscal year ended November 30, 2024 with respect to Energy Infrastructure Fund). Ernst & Young has served as each Fund’s independent registered public accounting firm since the Fund’s inception. Ernst & Young has informed the Funds that it has no material direct or indirect financial interest in any Fund.

Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

FEES BILLED BY INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Audit Fees

The aggregate fees billed by Ernst & Young for the audit of the annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements of the Funds other than Energy Infrastructure Fund for the fiscal years ended October 31, 2022 and October 31, 2023 (fiscal years ended November 30, 2022 and November 30, 2023 with respect to Energy Infrastructure Fund) are as shown in the table below.

	Audit Fees Billed
Fund	Fiscal Year Ended 10/31/2022	Fiscal Year Ended 10/31/2023
High Yield Strategies Fund	$73,400	$73,800
Real Estate Securities Income Fund	$43,900	$52,000

Fund	Fiscal Year Ended 11/30/2022	Fiscal Year Ended 11/30/2023
Energy Infrastructure Fund	$44,900	$53,700

Audit-Related Fees

The aggregate audit-related fees billed by Ernst & Young for the Funds other than Energy Infrastructure Fund for the fiscal years ended October 31, 2022 and October 31, 2023 (fiscal years ended November 30, 2022 and November 30, 2023 with respect to Energy Infrastructure Fund) are as shown in the table below. The nature of the services that could be provided includes agreed-upon procedures relating to the preferred stock.

	Audit-Related Fees Billed
Fund	Fiscal Year Ended 10/31/2022	Fiscal Year Ended 10/31/2023
High Yield Strategies Fund	$0	$0
Real Estate Securities Income Fund	$0	$0

Fund	Fiscal Year Ended 11/30/2021	Fiscal Year Ended 11/30/2022
Energy Infrastructure Fund	$0	$0

Tax Fees

The aggregate fees billed by Ernst & Young for the Funds other than Energy Infrastructure Fund for the fiscal years ended October 31, 2022 and October 31, 2023 (fiscal years ended November 30, 2022 and November 30, 2023 with respect to Energy Infrastructure Fund) are as shown in the table below. The nature of the services provided comprised tax compliance including preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations and preparation of Form 8613. In addition, services include assistance with identification of Passive Foreign Investment Companies (PFICS), assistance with determination of various foreign withholding taxes and assistance with Internal Revenue Code and tax regulation requirements for fund investments.

	Tax Fees Billed
Fund	Fiscal Year Ended 10/31/2022	Fiscal Year Ended 10/31/2023
High Yield Strategies Fund	$13,020	$13,120
Real Estate Securities Income Fund	$13,850	$13,960

Fund	Fiscal Year Ended 11/30/2022	Fiscal Year Ended 11/30/2023
Energy Infrastructure Fund	$102,190	$0

All Other Fees

The aggregate fees billed by Ernst & Young for services provided to the Funds other than Energy Infrastructure Fund during the fiscal years ended October 31, 2022 and October 31, 2023 (fiscal years ended November 30, 2022 and November 30, 2023 with respect to Energy Infrastructure Fund) other than those reported in Audit Fees, Audit-Related Fees and Tax Fees, are as shown in the table below.

	All Other Fees
Fund	Fiscal Year Ended 10/31/2022	Fiscal Year Ended 10/31/2023
High Yield Strategies Fund	$0	$0
Real Estate Securities Income Fund	$0	$0

Fund	Fiscal Year Ended 11/30/2022	Fiscal Year Ended 11/30/2023
Energy Infrastructure Fund	$0	$0

Non-Audit Fees

The aggregate fees billed by Ernst & Young during the fiscal years ended October 31, 2022 and October 31, 2023 for non-audit services to the Funds (fiscal years ended November 30, 2022 and November 30, 2023 with respect to Energy Infrastructure Fund) and NBIA and any entity controlling, controlled by or under common control with NBIA that provides ongoing services to the Funds are as shown in the table below.

	Aggregated Non-Audit Fees
Fund	Fiscal Year Ended 10/31/2022	Fiscal Year Ended 10/31/2023
High Yield Strategies Fund	$13,020	$13,120
Real Estate Securities Income Fund	$13,850	$13,690

Fund	Fiscal Year Ended 11/30/2022	Fiscal Year Ended 11/30/2023
Energy Infrastructure Fund	$102,190	$0

Audit Committees’ Pre-Approval Policies and Procedures

Each Audit Committee’s pre-approval policies and procedures for its Fund to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

Each Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young. The Audit Committees did not approve any of the services described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Ernst & Young did not provide any audit-related services, tax services or other non-audit services to NBIA and any entity controlling, controlled by or under common control with NBIA that provides ongoing services to a Fund that the Audit Committees were required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. Each Audit Committee considered whether the provision of non-audit services rendered to NBIA and any entity controlling, controlled by, or under common control with NBIA that provides ongoing services to a Fund that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Fund is compatible with maintaining Ernst & Young’s independence.

GENERAL INFORMATION

Ownership of Shares

As of August 23, 2024, no Fund knows of any person who owns beneficially more than 5% of its outstanding shares of common stock or preferred stock other than those listed below.

Fund	Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
High Yield Strategies Fund	Common	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	5,786,497	22.25%(1)
High Yield Strategies Fund	Preferred	Bank of American Corporation Bank of American Corporate Center 100 North Tryon Street Charlotte, NC 28255	400	100%(2)
Energy Infrastructure Fund	Common	City of London Investment Group PLC City of London Investment Management Company Limited 77 Gracechurch Street London, England EC3V 0AS	6,168,863	10.88%(3)
Energy Infrastructure Fund	Common	Morgan Stanley Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	6,336,606	11.20%(4)
Energy Infrastructure Fund	Common	Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor New York, NY 10174	3,184,929	5.62%(5)
(1)	Based on an amended Schedule 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on July 12, 2024.
(2)	Based on a Schedule 13G filed by Bank of American Corporation on October 6, 2023.
(3)	Based on a Form 13F filed by City of London Investment Management Company Limited on August 9, 2024.
(4)	Based on an amended Schedule 13G filed by Morgan Stanley and Morgan Stanley Smith Barney LLC on February 9, 2024.
(5)	Based on a Form 13F filed by Saba Capital Management, L.P. on August 14, 2024.

In addition, the Directors and officers of each Fund, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares of stock as of August 23, 2024. Information regarding each Director’s ownership of shares of each Fund is set forth above under “Ownership of Securities.” The principal executive officer and principal financial officer of each Fund own no Fund shares.

Payment of Solicitation Expenses

Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s). In addition, EQ will assist in the proxy effort, including by assembling and mailing materials. Each Fund may incur additional expenses if it requests additional services. Supplementary solicitations may be made by mail, telephone and electronic transmission or in person by regular employees of NBIA, affiliates of NBIA or other representatives of the Funds (none of whom will receive additional compensation therefor). NBIA serves as each Fund’s investment manager and administrator. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of Fund shares, will be borne by the Funds.

Other Matters to Come Before the Meeting

The Funds do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, including votes to adjourn the Meeting to allow for the additional solicitation or proxy statements, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Directors of the Funds may be voted on only by written proxy.

Stockholder Proposals

Each Fund’s Bylaws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund’s annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund. To be valid, the notice must include all of the information specified in the applicable Fund’s Bylaws. Stockholder proposals meeting tests contained in the SEC’s proxy rules may, under certain conditions, be included in a Fund’s proxy material for a particular annual stockholder meeting. Proposals submitted for inclusion in a Fund’s proxy material for the 2025 Annual Meeting must be received by the Secretary on or before May 23, 2025. The fact that the Funds receive a stockholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

Stockholders who wish to make a proposal that would not be included in a Fund’s proxy materials or to nominate a person or persons as a Director at a Fund’s 2025 Annual Meeting must ensure that the proposal or nomination is delivered to the Secretary no earlier than April 23, 2025 and no later than May 23, 2025. However, if the date of the mailing of the notice for the Annual Meeting is advanced or delayed by more than thirty days from the anniversary date of the mailing of this year’s notice for the Annual Meeting or a special meeting of stockholders is held, notice by the stockholders to be timely must be delivered no earlier than the 120th day prior to the date of such meeting, and no later than the later to occur of (i) the 90th day prior to the date of such meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Fund. The proposal or nomination must be in good order and in compliance with all applicable legal requirements, including the requirements set forth in each Fund’s Bylaws. The Chair of the Meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

Notice to Banks, Broker-Dealers and Voting Directors and their Nominees

Please advise the Funds, c/o Secretary, 1290 Avenue of the Americas, New York, New York 10104, whether other persons are beneficial owners of shares of Fund stock for which proxies are being solicited and, if so, the number of copies of the Proxy Statement to supply to the beneficial owners of these shares.

Section 16(a) Reports

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, Section 30(h) of the 1940 Act and SEC regulations, certain of each Fund’s officers, each Fund’s Directors and portfolio managers, persons owning more than 10% of each Fund’s common stock or preferred stock and certain officers and directors of the Funds’ investment manager are required to report their transactions in each Fund’s stock to the SEC and the NYSE or NYSE American, as applicable. Based solely on the review by each Fund of the copies of such reports it received or reviewed on the SEC’s website, except as previously disclosed and as noted below, if applicable, each Fund believes that, during its fiscal year ended October 31, 2023 (fiscal year ended November 30, 2023 with respect to Energy Infrastructure Fund), all filing requirements applicable to such persons were met.

Householding

Please note that one annual report or proxy statement may be delivered to two or more stockholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, stockholders should contact the appropriate Fund at the address and phone number set forth above.

Investment Manager and Administrator

NBIA serves as the investment manager and administrator to each Fund. NBIA provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. NBIA is located at 1290 Avenue of the Americas, New York, New York 10104. As of June 30, 2024, NBIA and its affiliates had approximately $481 billion in assets under management.

By order of each Board,

Claudia A. Brandon Secretary of the Funds

September 20, 2024

EXHIBIT A

Audit Committee Report

Neuberger Berman Municipal Fund Inc.
Neuberger Berman High Yield Strategies Fund Inc.
Neuberger Berman Next Generation Connectivity Fund Inc.
Neuberger Berman Real Estate Securities Income Fund Inc.
(Collectively, the “Funds”)

The Audit Committees of the Boards of Directors of the Funds operate pursuant to a Charter, which sets forth the role of the Audit Committee in each Fund’s financial reporting process. Pursuant to the Charter, and in accordance with Rule 32a-4 under the Investment Company Act of 1940, as amended, the role of each Fund’s Audit Committee is to oversee the Fund’s accounting and financial reporting processes and the quality and integrity of the Fund’s financial statements and the independent audit of those financial statements. Each Fund’s Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent auditors and reviewing with the Fund’s independent auditors the scope and results of the Fund’s annual audit. Fund management is responsible for the preparation, presentation and integrity of the Funds’ financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Funds are responsible for planning and carrying out proper audits and reviews.

The Audit Committees met on December 13, 2023, to review the Funds’ audited financial statements for the fiscal year ended October 31, 2023. In performing this oversight function, the Audit Committees have reviewed and discussed the audited financial statements with the Funds’ management and their independent auditors, Ernst & Young LLP (“E&Y”). The Audit Committees have discussed with E&Y the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), including Auditing Standard No. 1301. The Audit Committees have received the written disclosures and the letter from E&Y required by the applicable requirements of the PCAOB regarding independent accountant communications with audit committees concerning the accountants’ independence. The Audit Committees also have discussed with E&Y its independence.

The members of the Audit Committees are not employed by the Funds as experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committees rely without independent verification on the information provided and the representations made to them by management and E&Y.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee of each Fund recommended to its Board of Directors that the audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2023.

The members of the Audit Committees are listed below. Each has been determined to meet the independence requirements of NYSE and NYSE American.

Michael J. Cosgrove (Chair)
Martha C. Goss (Vice Chair)
Deborah C. McLean

December 13, 2023

Audit Committee Report

Neuberger Berman Energy Infrastructure and Income Fund Inc.

The Audit Committee of the Board of Directors of Neuberger Berman Energy Infrastructure and Income Fund Inc. (the “Fund”) operates pursuant to a Charter, which sets forth the role of the Audit Committee in the Fund’s financial reporting process. Pursuant to the Charter, and in accordance with Rule 32a-4 under the Investment Company Act of 1940, as amended, the role of the Fund’s Audit Committee is to oversee the Fund’s accounting and financial reporting processes and the quality and integrity of the Fund’s financial statements and the independent audit of those financial statements. The Fund’s Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent auditors and reviewing with the Fund’s independent auditors the scope and results of the Fund’s annual audit. Fund management is responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews.

The Audit Committee met on January 19, 2024 to review the Fund’s audited financial statements for the fiscal year ended November 30, 2023. In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund’s management and its independent auditors, Ernst & Young LLP (“E&Y”). The Audit Committee has discussed with E&Y the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), including Auditing Standard No. 1301. The Audit Committee has received the written disclosures and the letter from E&Y required by the applicable requirements of the PCAOB regarding independent accountant communications with audit committees concerning the accountant’s independence. The Audit Committee also has discussed with E&Y its independence.

The members of the Audit Committee are not employed by the Fund as experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and E&Y.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee of the Fund recommended to its Board of Directors that the audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended November 30, 2023.

The members of the Audit Committee are listed below. Each has been determined to meet the independence requirements of NYSE American.

Michael J. Cosgrove (Chair)
Martha C. Goss (Vice Chair)
Deborah C. McLean

January 19, 2024

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

www.nb.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(“NRO” OR THE “FUND”)

PROXY FOR THE JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 10, 2024
The undersigned, revoking prior proxies, hereby appoints Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote all shares held in the name(s) of the undersigned on the record date at the Joint Annual Meeting of Stockholders of the Fund to be held on October 10, 2024, at 2:00 p.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, New York 10104.  Stockholders will vote upon the Proposals described in the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free (866) 620-0678.  Representatives are available to assist you Monday through Friday 9:00 a.m. - 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual Meeting of Stockholders to Be Held on October 10, 2024.  The proxy statement for this meeting is available at: https://vote.proxyonline.com/nb/docs/2024proxy.pdf

Neuberger Berman Real Estate Securities Income Fund Inc.
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and of the accompanying Proxy Statement.  Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card.  If the shares are held jointly, either owner may sign this proxy card.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

This proxy is solicited on behalf of the Fund’s Board of Directors. If you specify a vote for the Proposal, your proxy will be voted as you indicate.  If you simply sign and date the proxy card, but don’t specify a vote for the Proposal, your shares will be voted “FOR” the Proposal.  The proxy will be voted in accordance with the proxy holders’ discretion as to any other business that may properly come before the Joint Annual Meeting of Stockholders or before any adjournments or postponements thereof.

THE FUND’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED BELOW.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	WITHHOLD
1	To elect three Class I Directors:
1a. Marc Gary
1b. Martha C. Goss
1c. Michael M. Knetter
2	To consider and act upon any other business that may properly come before the Meeting or before any adjournments or postponements thereof.

THANK YOU FOR VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

NEUBERGER BERMAN ENERGY INFRASTRUCTURE AND INCOME FUND INC.
(“NML” OR THE “FUND”)

PROXY FOR THE JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 10, 2024
The undersigned, revoking prior proxies, hereby appoints Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote all shares held in the name(s) of the undersigned on the record date at the Joint Annual Meeting of Stockholders of the Fund to be held on October 10, 2024, at 2:00 p.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, New York 10104.  Stockholders will vote upon the Proposals described in the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free (866) 620-0678.  Representatives are available to assist you Monday through Friday 9:00 a.m. - 10:00 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Joint Annual Meeting of Stockholders to Be Held on October 10, 2024.  The proxy statement for this meeting is available at: https://vote.proxyonline.com/nb/docs/2024proxy.pdf

Neuberger Berman Energy Infrastructure and Income Fund Inc.
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and of the accompanying Proxy Statement.  Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card.  If the shares are held jointly, either owner may sign this proxy card.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

This proxy is solicited on behalf of the Fund’s Board of Directors.  If you specify a vote for the Proposal, your proxy will be voted as you indicate.  If you simply sign and date the proxy card, but don’t specify a vote for the Proposal, your shares will be voted “FOR” the Proposal.  The proxy will be voted in accordance with the proxy holders’ discretion as to any other business that may properly come before the Joint Annual Meeting of Stockholders or before any adjournments or postponements thereof.

THE FUND’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED BELOW.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	WITHHOLD
1	To elect three Class I Directors:
1a. Marc Gary
1b. Martha C. Goss
1c. Michael M. Knetter
2	To consider and act upon any other business that may properly come before the Meeting or before any adjournments or postponements thereof.

THANK YOU FOR VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.
(“NHS” OR THE “FUND”) - COMMON
PROXY FOR THE JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 10, 2024
The undersigned, revoking prior proxies, hereby appoints Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote all shares held in the name(s) of the undersigned on the record date at the Joint Annual Meeting of Stockholders of the Fund to be held on October 10, 2024, at 2:00 p.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, New York 10104.  Stockholders will vote upon the Proposals described in the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free (866) 620-0678.  Representatives are available to assist you Monday through Friday 9:00 a.m. - 10:00 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Joint Annual Meeting of Stockholders to Be Held on October 10, 2024.  The proxy statement for this meeting is available at: https://vote.proxyonline.com/nb/docs/2024proxy.pdf

Neuberger Berman High Yield Strategies Fund Inc. - Common
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and of the accompanying Proxy Statement.  Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card.  If the shares are held jointly, either owner may sign this proxy card.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

This proxy is solicited on behalf of the Fund’s Board of Directors.  If you specify a vote for the Proposal, your proxy will be voted as you indicate.  If you simply sign and date the proxy card, but don’t specify a vote for the Proposal, your shares will be voted “FOR” the Proposal.  The proxy will be voted in accordance with the proxy holders’ discretion as to any other business that may properly come before the Joint Annual Meeting of Stockholders or before any adjournments or postponements thereof.

THE FUND’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED BELOW.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	WITHHOLD
1	To elect two Class I Directors:
1a. Marc Gary
1b. Martha C. Goss
2	To consider and act upon any other business that may properly come before the Meeting or before any adjournments or postponements thereof.

THANK YOU FOR VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.
(“NHS” OR THE “FUND”) - PREFERRED

PROXY FOR THE JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 10, 2024
The undersigned, revoking prior proxies, hereby appoints Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote all shares held in the name(s) of the undersigned on the record date at the Joint Annual Meeting of Stockholders of the Fund to be held on October 10, 2024, at 2:00 p.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, New York 10104.  Stockholders will vote upon the Proposals described in the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free (866) 620-0678.  Representatives are available to assist you Monday through Friday 9:00 a.m. - 10:00 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Joint Annual Meeting of Stockholders to Be Held on October 10, 2024.  The proxy statement for this meeting is available at: https://vote.proxyonline.com/nb/docs/2024proxy.pdf

Neuberger Berman High Yield Strategies Fund Inc. - Preferred
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and of the accompanying Proxy Statement.  Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card.  If the shares are held jointly, either owner may sign this proxy card.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

This proxy is solicited on behalf of the Fund’s Board of Directors.  If you specify a vote for the Proposal, your proxy will be voted as you indicate.  If you simply sign and date the proxy card, but don’t specify a vote for the Proposal, your shares will be voted “FOR” the Proposal.  The proxy will be voted in accordance with the proxy holders’ discretion as to any other business that may properly come before the Joint Annual Meeting of Stockholders or before any adjournments or postponements thereof.

THE FUND’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED BELOW.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	WITHHOLD
1	To elect three Class I Directors:
1a. Marc Gary
1b. Martha C. Goss
1c. Michael M. Knetter
2	To consider and act upon any other business that may properly come before the Meeting or before any adjournments or postponements thereof.

THANK YOU FOR VOTING